UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

EAGLE BANCORP MONTANA, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue	59601
Helena, Montana	(Zip Code)
(Address of Principal Executive Offices)

(406) 442-3080

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 18, 2019, five proposals were submitted to the shareholders. Of 6,437,692 shares outstanding and entitled to vote at our Annual Meeting, 5,523,026 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1

Election of five directors, four to serve for three-year terms each until the 2022 annual meeting of shareholders: Benjamin G. Ruddy, Rick F. Hays, Peter J. Johnson, and Maureen J. Rude; and one to serve for a one-year term until the 2020 annual meeting of shareholders: Corey Jensen. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote
Benjamin G. Ruddy	4,229,206	103,036	1,190,784
Rick F. Hays	4,285,048	47,194	1,190,784
Peter J. Johnson	4,286,109	46,133	1,190,784
Maureen J. Rude	4,284,538	47,704	1,190,784
Corey Jensen	4,222,274	109,968	1,190,784

Proposal 2

Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2019. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	5,487,396	9,125	26,505

Proposal 3

The amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value per share, from 8,000,000 shares to 20,000,000 shares was approved by the following vote:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	5,115,006	369,838	38,182

Proposal 4

The advisory vote on named executive officer compensation, as disclosed in our proxy statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions
Advisory vote on named executive officer compensation as disclosed in the proxy statement	4,042,624	148,483	141,135

	Broker Non-vote
	1,190,784

Proposal 5

The advisory vote on the frequency of an advisory vote on named executive officer compensation was approved at one year by the following vote:

	Votes For	Votes For	Votes For
	One Year	Two Years	Three Years	Abstentions
Advisory vote on frequency of advisory vote on named executive officer compensation as disclosed in the proxy statement	3,617,407	198,098	378,488	138,054

	Broker Non-vote
	1,190,784

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Bancorp Montana, Inc.
Date: April 23, 2019	By:	/s/ Laura F. Clark

Laura F. Clark
Executive Vice President & CFO